UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

        Provident Financial Holdings, Inc. ("Company"), the holding company for Provident Savings Bank, F.S.B. provides the following update regarding the closure of the Provident Bank Mortgage ("PBM") loan production offices announced on October 15, 2007. The PBM loan production offices in Temecula and La Quinta, California were closed on October 15, 2007 and November 6, 2007, respectively, and the one-time costs associated with the action were immaterial. The Company also closed the PBM loan production office in San Diego, California on November 27, 2007 and executed a buyout of the lease agreement for a one-time cost of $75,000; other costs associated with this action were immaterial. The Company has scheduled the closure of the PBM loan production offices in Torrance and Diamond Bar, California for December 6, 2007 and December 11, 2007, respectively. The one-time costs associated with these closures have not been estimated because lease buyouts and/or subleasing agreements have not been finalized.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2007	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes
Donavon P. Ternes
Chief Financial Officer
(Principal Financial and Accounting Officer)

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